COULTER & DAVENPORT
                      ATTORNEYS AT LAW
                   409 WEST TENTH STREET
                 WEST POINT, GEORGIA 31833

GARY L. COULTER                                   TELEPHONE: (706)
643-4567
MALCOLM C. DAVENPORT                          FACSIMILE: (706) 643-4568


                [FORM OPINION OF COUNSEL FOR
             SPINTEK GAMING TECHNOLOGIES, INC.]




                       July 15, 1996


TO THOSE PURCHASERS OF
CONVERTIBLE DEBENTURES OF
SPINTEK GAMING TECHNOLOGIES, INC.
LISTED ON EXHIBIT A HERETO ("PURCHASERS")

     RE:  Spintek Gaming Technologies, Inc.

Dear Purchasers:

     We are counsel to Spintek Gaming Technologies, Inc., a California corporation (the "Company"). This opinion is being rendered to you at the Company's request.

     In the capacity described above, we have considered such matters of law and of fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of such records and documents of the Company, certificates of officers and representatives of the Company, certificates of public officials and such other documents as we have deemed appropriate as a basis for the opinions hereinafter set forth.

     In conducting our examination, we have assumed, without investigation, the genuineness of all signatures, the correctness of all certificates, the authenticity of all documents and instruments submitted to us as originals, the conformity to original documents and instruments of all such documents and instruments submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to us by the Company. We have assumed, without investigation, the accuracy of the statements as to factual matters made by officers and employees of the Company and public officials. In conducting our examination of documents and instruments, we have assumed, without investigation, that each party to such documents and instruments has: (i) the power and capacity to enter into and perform all of its obligations under such documents and instruments; (ii) duly authorized all requisite action with respect to such documents and instruments; and (iii) duly executed and delivered such documents and instruments.

     The opinions hereinafter expressed are subject to the following general assumptions, which we have made without undertaking to verify such matters by independent investigation:

     A. All terms, provisions, and conditions of or relating to the Subscription Agreements between the Purchasers and the Company (the "Subscription Agreements") and the Registration Rights Agreement between the Purchasers and the Company (the "Registration Rights Agreement") are correctly and completely reflected therein.

     B. All offers, sales and issuances of the outstanding securities of the Company and the Convertible Debentures sold to the Purchasers (the "Convertible Debentures") have complied, and will comply, with the laws and regulations of the countries and political entities (other than the United States) having jurisdiction over such offers, sales and issuances, and all offers, sales and issuances of the outstanding securities of the Company (except for the Convertible Debentures) have complied, and will comply, with the securities laws and regulations of the United States.

     C. Other than the Company, no party to the transactions contemplated by the Subscription Agreements or the Registration Rights Agreement, or any document or oral agreement relating thereto, is subject to any statute, rule or regulation or to any impediment to which contracting parties are generally not subject that require the Company or such party to obtain the consent, approval, authorization or other order, or to make a declaration or filing with, any governmental authority.

     D. The certificates representing the Convertible Debentures will be duly delivered upon sale or issuance of the securities relating to such certificates.

     E. As to factual matters, we have relied upon the truth and accuracy of the representations and warranties of the Company and the Purchasers, and have assumed compliance with the agreements and covenants of the Company and the Purchasers, all as set forth in the Subscription Agreements, without undertaking to verify such matters by independent investigation. We have additionally relied upon statements and representations of officers of the Company in certificates furnished to us, without undertaking to verify such matters by independent investigation.

     Our opinions set forth herein are also subject to the following exceptions, limitations and qualifications:

     A. With your permission, we have assumed (i) the genuineness of all signatures appearing on documents furnished to us, whether furnished to us as originals, copies or facsimiles; (ii) the capacity of each individual signing any of the documentation on which this opinion is based; and (iii) the authenticity of all documents submitted to us as originals and the conformity to originals of all copies and facsimiles of documents made available to us.

     B. Except as described herein, we have made no special investigation or review of any judgments, decrees, franchises, certificates, or the like, and have made no independent search of the records of any judicial authority or governmental agency. In addition, we have made no examination or investigation to verify the accuracy or completeness of any financial, accounting, statistical or other disclosure information furnished to you with respect to any accounting, financial or disclosure matters, and express no opinion with respect thereto.

     C. We are members of the State Bar of Georgia, and we express no opinion as to the laws of any jurisdiction other than the laws of the State of Georgia, the General Corporation Law of the State of Georgia and the federal laws of the United States.

     D. Our opinions below are limited strictly to the opinions expressly set forth herein, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. Without the limiting the foregoing, we express no opinion as to the anti-fraud provisions of federal or state securities laws.

     Based on the assumptions, limitations, exceptions and qualifications set forth herein, this is to advise you that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.

     2. The Subscription Agreements and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity or public policy (regardless of whether enforceability is considered in a proceeding in equity or at law).

     3. The Convertible Debentures and the Common Stock issuable upon conversion of the Convertible Debentures, when issued in accordance with the Subscription Agreements and the Articles of Incorporation, will be duly authorized, validly issued, fully paid and nonassessable.

     4.   The offer and sale to the Purchasers of the Convertible
Debentures and the Common Stock underlying the Convertible Debentures pursuant to the Subscription Agreements is exempt from the registration requirements of the U.S. Securities Act of 1933, as amended.

     This opinion is based on our review of the law as it now stands and we undertake no obligation to update this opinion for future events or developments. This opinion represents the judgment of this law firm and is not a warranty or guaranty and shall not be construed as such.

     Upon presentation of certificates representing the Convertible Debentures, or upon the election by the Purchasers to convert the Convertible Debentures into Shares of the Common Stock of the Company, the undersigned undertakes to render additional legal opinions to the Company's Transfer Agent stating that the restrictive legend on the certificates representing the Convertible Debentures may be removed, or, in the case of a conversion, that the certificates representing the Common Stock into which the Convertible Debentures may be converted may be issued without restrictive legend; provided, however, that such opinions shall only be issued following the expiration of the Restricted Period and upon the receipt by the undersigned of such Purchaser's properly executed Notice of Conversion certifying that the Purchaser has complied with all provisions of Regulation S during the Restricted Period.

     This opinion letter is delivered to you solely for your benefit and may not be utilized or quoted by you for any other purpose whatsoever. This opinion letter may not be delivered to, and may not be utilized, quoted by or relied upon, by any other person for any purpose whatsoever without our prior written consent.


                          Very truly yours,

                          /s/Gary L. Coulter
                          COULTER & DAVENPORT
                          by Gary L. Coulter